EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Richard G. Reiten
                                        ---------------------------------------
                                        Signature


                                        Richard G. Reiten
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Bruce R. DeBolt
                                        ---------------------------------------
                                        Signature


                                        Bruce R. DeBolt
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Stephen P. Feltz
                                        ---------------------------------------
                                        Signature


                                        Stephen P. Feltz
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Mary Arnstad
                                        ---------------------------------------
                                        Signature


                                        Mary Arnstad
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Thomas E. Dewey, Jr.
                                        ---------------------------------------
                                        Signature


                                        Thomas E. Dewey, Jr.
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Tod R. Hamachek
                                        ---------------------------------------
                                        Signature


                                        Tod R. Hamachek
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 24, 2001


                                        /s/ Wayne D. Kuni
                                        ---------------------------------------
                                        Signature


                                        Wayne D. Kuni
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Randall C. Pape
                                        ---------------------------------------
                                        Signature


                                        Randall C. Pape
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Robert L. Ridgley
                                        ---------------------------------------
                                        Signature


                                        Robert L. Ridgley
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Dwight A. Sangrey
                                        ---------------------------------------
                                        Signature


                                        Dwight A. Sangrey
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Melody C. Teppola
                                        ---------------------------------------
                                        Signature


                                        Melody C. Teppola
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Russell Tromley
                                        ---------------------------------------
                                        Signature


                                        Russell F. Tromley
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Benjamin R. Whiteley
                                        ---------------------------------------
                                        Signature


                                        Benjamin R. Whiteley
                                        ---------------------------------------
                                        Type or Print Name

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------

      (Northwest Natural Gas Company Executive Deferred Compensation Plan)

     The undersigned, an officer and/or director of Northwest Natural Gas Company (the "Company"), does hereby constitute and appoint Bruce R. DeBolt and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company offered pursuant to the Company's Executive Deferred Compensation Plan, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 2001


                                        /s/ Richard L. Woolworth
                                        ---------------------------------------
                                        Signature


                                        Richard L. Woolworth
                                        ---------------------------------------
                                        Type or Print Name